Exhibit 10(a)

EXECUTION COPY

AMENDMENT TO NOTE PURCHASE AGREEMENT

This Amendment (this "Amendment"),  dated as of June 15, 2016, to the Note Purchase Agreement (the "Note Purchase Agreement") entered into by the parties hereto as of March 28, 2016, is entered into by and among NewStar Capital LLC ("NewStar"), in its capacity as portfolio manager under this agreement (the "Portfolio Manager"), Credit Suisse AG, Cayman Islands Branch ("CS"), in its capacities as Senior Commitment Party and Senior Noteholder, NewStar Capital LLC, in its capacity as the sole Junior Noteholder, Credit Suisse Securities (USA) LLC (the "Arranger"), Arch Street CLO, Ltd. (the "Issuer") and U.S. Bank National Association (the "Bank") in its capacities as Warehouse Collateral Administrator and Trustee.   Capitalized terms used herein without definition shall have the meanings assigned thereto in the Note Purchase Agreement.

WHEREAS, the parties hereto are parties to the Note Purchase Agreement; and

WHEREAS, the parties hereto desire to amend the terms of the Note Purchase Agreement as provided for herein.

ACCORDINGLY, the Note Purchase Agreement is hereby amended as follows:

Section 1.    AMENDMENT TO THE NOTE PURCHASE AGREEMENT

(a)    The definition of the term "Junior Note Commitment Amount" in Section 1.1 of the Note Purchase Agreement is hereby deleted in its entirety and replaced with the following:

"Junior Note Commitment Amount": (a) Prior to the Junior Note Commitment Upsize Date, $32,000,000 in the aggregate and (b) on and after the Junior Note Commitment Upsize Date, $39,000,000 in the aggregate. References in this Agreement to "Junior Note Commitment Amount" shall be deemed to be references to the aggregate Junior Note Commitment Amount of all Junior Noteholders unless otherwise specified. The Junior Note Commitment Amount with respect to each Junior Noteholder shall be the amount specified in Schedule 2 hereto.

(b)    The following definition of the term "Junior Note Commitment Upsize Date" is hereby added to Section 1.1 of the Note Purchase Agreement after the definition of the term "Junior Note Commitment Limit":

"Junior Note Commitment Upsize Date": The date on which the Issuer, CS and the Portfolio Manager receive written notice from the Junior Noteholders to increase the Junior Note Commitment Amount.

(c)    The definition of the term "Senior Note Applicable Interest Rate" in Section 1.1 of the Note Purchase Agreement is hereby deleted in its entirety and replaced with the following:

"Senior Note Applicable Interest Rate": As of any date of determination, the following rates:

(a)    if the Outstanding Senior Note Amount is less than $145,000,000 (or, on and after the Junior Note Commitment Upsize Date, $176,700,000), LIBOR +120 bps;

(b)    if the Outstanding Senior Note Amount is less than $179,200,000 (or, on and after the Junior Note Commitment Upsize Date, $218,400,000) but equal to or greater than $145,000,000 (or, on and after the Junior Note Commitment Upsize Date, $176,700,000), LIBOR + 140 bps; and

(c)    if the Outstanding Senior Note Amount is equal to or greater than $179,200,000 (or, on   and   after   the   Junior   Note   Commitment   Upsize   Date, $218,400,000), LIBOR + 160 bps.

(d)    The definition of the term "Senior Note Draw Down Limit" in Section 1.1 of the Note Purchase Agreement is hereby deleted in its entirety and replaced with the following:

"Senior Note Draw Down Limit": With respect to the Outstanding Senior Note Amount, the following limits:

(a)    prior to the Debt Marketing Date, (x) prior to the Junior Note Commitment Upsize Date, $145,000,000 and (y) on and after the Junior Note Commitment Upsize Date, $176,700,000)

(b)    commencing on the Debt Marketing Date but prior to the Pricing Date, (x) prior to the Junior Note Commitment Upsize Date, $179,200,000 and (y) on and after the Junior Note Commitment Upsize Date, $218,400,000; and

(c)    on and after the Pricing Date (or such earlier date notified by the Arranger), $350,000,000.

For the avoidance of doubt, on or prior to the relevant milestone date set forth in clauses (a) through (c) above, the Senior Commitment Party shall have no commitment to lend any amount greater than the applicable amount related to such milestone date.

(e)    Section 2.3(a)(ii) of the Note Purchase Agreement is hereby deleted in its entirety and replaced with the following:

(ii)    100% of the Aggregate Draw Down Amount will be requested from the Junior Noteholders, pro rata and pari passu in accordance with their respective Junior Note Commitment Amounts, in an amount up to the Junior Note Commitment Limit (such amount, the "Junior Note Required Draw Down Amount");

(f)    The table in Schedule 2 to the Note Purchase Agreement is hereby deleted in its entirety and replaced with the following:

Junior Noteholder	Junior Note Commitment Amount
NewStar Capital LLC	$32,000,000 (or, on and after the Junior Note Commitment Upsize Date, $39,000,000)

Section 2.    MISCELLANEOUS.

(a)    The parties hereto hereby agree that, except as specifically amended herein, the Note Purchase Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects. All references in the Note Purchase Agreement and other documents related thereto shall be references to the Note Purchase Agreement as amended by this Amendment. Except as specifically provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party hereto under the Note Purchase Agreement, or constitute a waiver of any provision of any other agreement.

(b)    THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(c)    This Amendment may be executed in any number of counterparts by facsimile or other written form of communication, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

Executed as a Deed by:
ARCH STREET CLO, LTD.,
as Issuer

By:	/s/ Karen Perkins
Name: Karen Perkins
Title: Director
In the presence of:
Witness:	/s/ Shian Samuels
Name Shian Samuels
Title: Corporate Assistant

CREDIT SUISSE SECURITIES (USA) LLC,
as Arranger
By:	/s/ Mak Pitke
Name: Mak Pitke
Title: Director
CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH, as Senior Commitment Party and
Senior Noteholder

By:	/s/ Mak Pitke
Name: Mak Pitke
Title: Authorized Signatory

By:	/s/ Sandeep Hoshing
Name: Sandeep Hoshing
Title: Authorized Signatory
NEWSTAR CAPITAL LLC, as Portfolio
Manager

By:	/s/ Scott D’Orsi
Name: Scott D’Orsi
Title: Portfolio Manager

NEWSTAR CAPITAL LLC, as a Junior
Noteholder

By:	/s/ Scott D’Orsi
Name: Scott D’Orsi
Title: Portfolio Manager
U.S. BANK NATIONAL ASSOCIATION,
as Warehouse Collateral Administrator and
Trustee

By:	/s/ Ralph J. Creasia Jr.
Name: Ralph J. Creasia Jr.
Title: Senior Vice President